SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  Form 10-K


                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


 For the Fiscal Year Ended December 31, 1995       Commission File No. 1-7525



                          THE GOLDFIELD CORPORATION


                                   EXHIBITS




     March 22, 1996




                              INDEX TO EXHIBITS


                                                                 Sequentially
                                                                   numbered
     3.  Exhibits                                                    pages

     3-1 Restated Certificate of Incorporation of the Company, as amended, is hereby incorporated by reference to Exhibit 3-1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1987, heretofore filed with the Commission (file
              No. 1-7525).

     3-2      By-Laws of the Company, as amended is
              hereby incorporated by reference to Exhibit
              3-2 of the Company's Annual Report on Form
              10-K for the year ended December 31, 1987, heretofore filed with the Commission (file
              No. 1-7525).

     4-1      Action by Unanimous Consent of Holders of
              Preferred Stock as of September 30, 1979 permanently waiving mandatory redemption is hereby incorporated by reference to Exhibit
              3-5 of the Company's Registration Statement on Form S-l, No. 2-65781, heretofore filed with the Commission on November 28, 1979.

     4-2      Specimen copy of Company's Common Stock
              certificate is hereby  incorporated by
              reference to Exhibit 4-5 of the Company's
              Annual Report on Form 10-K for the year
              ended December 31, 1987, heretofore filed with the Commission (file No. 1-7525).

     10-1 Employment Agreement dated January 1, 1986 between Southeast Power Corporation and
              Romey A. Taylor is hereby incorporated by reference to Exhibit l0-l(b) of the Company's Registration Statement on Form
              S-l, No. 33-3866, heretofore filed with the Commission on March 10, 1986.

     10-1(a)  Amendment No. 1 to Employment Agreement
              dated January 1, 1986 between Southeast
              Power Corporation, Romey A. Taylor and The
              Goldfield Corporation is hereby
              incorporated by reference to Exhibit
              10-1(a) to the Company's report on Form
              10-Q for the quarter ended September 30, 1988, heretofore filed with the Commission
              (file No. 1-7525).

     10-1(b)  Amendment dated September 11, 1995 to
              Employment Agreement effective January 1,
              1986 between Southeast Power Corporation and Romey A. Taylor is hereby incorporated by reference to Exhibit 10-1(b) to the Company's report on Form 10-Q for the year ended September 30, 1995, heretofore filed with the Commission (file No. 1-7525).

     10-2     Employment Agreement effective January 15,
              1985 between The Goldfield Corporation
              and John H. Sottile is hereby
              incorporated by reference to Exhibit 10-6 of the Company's Registration Statement on Form S-l, No. 33-3866, heretofore filed with the Commission on March 10, 1986.

     10-2(a)  Amendment dated February 25, 1986 to the
              Employment Agreement included in Exhibit
              10-2 is hereby incorporated by reference to Exhibit 10-6(a) of the Company's
              Registration Statement on Form S-l, No.
              33-3866, heretofore filed with the
              Commission on March 10, 1986.

     10-2(b)  Amendment dated September 23, 1988 to
              Employment Agreement effective January 15,
              1985 between The Goldfield Corporation
              and John H. Sottile is hereby
              incorporated by reference to Exhibit
              10-2(b) to the Company's report on Form
              10-Q for the quarter ended September 30, 1988, heretofore filed with the
              Commission (file No. 1-7525).

     10-2(c)  Amendment dated February 27, 1990 to
              Employment Agreement effective January 15,
              1985 between The Goldfield Corporation
              and John H. Sottile, is hereby
              incorporated by reference to Exhibit
              10-2(c) of the Company's Annual Report
              on Form 10-K for the year ended December
              31, 1989, heretofore filed with the
              Commission (file No. 1-7525).

     10-2(d)  Amendment dated January 29, 1992 to
              Employment Agreement effective January 15,
              1985 between The Goldfield Corporation
              and John H. Sottile, is hereby
              incorporated by reference to Exhibit
              10-2(d) of the Company's Annual Report
              on Form 10-K for the year ended December
              31, 1991, heretofore filed with the
              Commission (file No. 1-7525).

     10-2(e)  Amendment dated September 15, 1995 to
              Employment Agreement effective January
              15, 1985 between The Goldfield
              Corporation and John H. Sottile, is
              hereby incorporated by reference to
              Exhibit 10-2(e) of the Company's report
              on Form 10-Q for the quarter ended
              September 30, 1995, heretofore filed with the Commission (file No. 1-7525).

     10-3     Employment Agreement dated January 1,
              1986 among John H. Sottile, Southeast
              Power Corporation and The Goldfield
              Corporation is hereby incorporated by
              reference to Exhibit 10-8 of the
              Company's Registration Statement on Form
              S-l, No. 33-3866, heretofore filed with
              the Commission on March 10, 1986.

     10-3(a)  Amendment No. 1 to Employment Agreement
              dated January 1, 1986 among John H.
              Sottile, Southeast Power Corporation and
              The Goldfield Corporation is hereby
              incorporated by reference to Exhibit
              10-4(a) of the Company's report on Form
              10-Q for the quarter ended September 30, 1988, heretofore filed with the
              Commission (file No. 1-7525).

     10-3(b)  Amendment No. 2 to Employment Agreement
              dated January 1, 1986 among John H.
              Sottile, Southeast Power Corporation and
              The Goldfield Corporation, is hereby
              incorporated by reference to Exhibit
              10-4(b) of the Company's Annual Report
              on Form 10-K for the year ended December
              31, 1991, heretofore filed with the
              Commission (file No. 1-7525).

     10-3(c)  Amendment dated September 11, 1995 to
              Employment Agreement effective January 1,
              1986 between Southeast Power Corporation and John H. Sottile, is hereby incorporated by reference to Exhibit 10-
              4(c) of the Company's report on Form 10-Q for the quarter ended September 30, 1995 heretofore filed with the Commission
              (file No. 1-7525).

     10-4     Employee Benefit Agreement dated November
              20, 1989 between The Goldfield
              Corporation and John H. Sottile, is
              hereby incorporated by reference to
              Exhibit 10-5 of the Company's Annual
              Report  on Form 10-K for the year ended
              December 31, 1989, heretofore filed with the Commission (file No. 1-7525).

     10-5     Employee Benefit Agreement dated November
              16, 1989 between The Goldfield
              Corporation and Stephen R. Wherry, is
              hereby incorporated by reference to
              Exhibit 10-6 of the Company's Annual
              Report  on Form 10-K for the year ended
              December 31, 1989, heretofore filed with the Commission (file No. 1-7525).

     10-6     Form of Exchange Agent Agreement is
              hereby incorporated by reference to
              Exhibit 4-11 of the Company's
              Registration Statement on Form S-l, No.
              33-3866, heretofore filed with the
              Commission on March 10, 1986.

     10-7     Stock Purchase Agreement dated April 12,
              1993 between Florida Transport
              Corporation and Royalstar Southwest,
              Inc., is hereby incorporated by reference to Exhibit 10-13 of the Company's Annual
              Report  on Form 10-K for the year ended
              December 31, 1993, heretofore filed with the Commission (file No. 1-7525).

     10-8     The Goldfield Corporation and
              Subsidiaries Standardized Adoption
              Agreement and Prototype Cash or Deferred
              Profit-Sharing Plan and Trust Basic Plan
              Document #3 effective January 1, 1995, is hereby incorporated by reference to
              Exhibit 10-8 of the Company's report on
              Form 10-Q for the quarter ended March 31, 1995 heretofore filed with the Commission
              (file No. 1-7525).

    11        For computation of per share earnings,
              see Note 15 of Notes to Consolidated
              Financial Statements.

    *21       Subsidiaries of Registrant.                              41

     (b)      Reports on Form 8-K

              No reports on Form 8-K were filed during the fourth quarter ended December 31, 1995.

     * Filed herewith.

                                                                  Exhibit 21

     Subsidiaries of Registrant

                                                  State of         Percentage
                                                Jurisdiction        of Voting
                                                     of            Securities
              Company                           Organization          Owned
     Southeast Real Estate Resources
       Corporation                                 Florida             100%
     Southeast Power Corporation                   Florida             100%
     Mamba Engineering Company,Inc. (inactive)     Florida             100%
     St. Cloud Mining Company                      Florida             100%
     Florida Transport Corporation (inactive)      Florida             100%
     The Goldfield Consolidated Mines
       Company (inactive)                          Florida             100%
       Subsidiaries of The Goldfield
         Consolidated Mines Company
         Detrital Valley Salt Corporation
           (inactive)                              Florida             100%
         The Lordsburg Mining Company              Florida             100%


     All of the above subsidiaries are included in the consolidated financial statements of the Company at December 31, 1995.